                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /
Check the appropriate box:
/X/  Preliminary proxy statement            / / Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material under Rule 14a-12

                              PUROFLOW INCORPORATED
                              ---------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: Not applicable

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(2)  Aggregate number of securities to which transaction applies: Not applicable

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to  Exchange  Act Rule 0-11 (set  forth the  amount on which the  filing  fee is calculated and state how it was determined): Not applicable

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                              PUROFLOW INCORPORATED
                              ---------------------

______________, 2003

To Our Stockholders:

You are  cordially  invited to attend the  Special  Meeting of  Stockholders  of
Puroflow  Incorporated,  to be held on _____, 2003. Enclosed are the Secretary's notice of this meeting, a proxy statement, and a form of proxy. Please note that the meeting will be held at _______ a.m., at _____________________________.

At the  Special  Meeting,  you  will be  asked to  consider  and  vote  upon the following proposals described in the enclosed proxy statement:

     o      To approve the issuance and sale by Puroflow,  pursuant to a private
            placement,   of  between   1.3   million  and  2.6  million  of  our
            non-registered  shares  of  common  stock at the  price of $7.75 per share, as more fully described in the proxy materials.

     o      To amend our 2001 Stock Option Plan, to increase the total number of shares of common stock  reserved for issuance under the Stock Option
            Plan to 250,000 shares.

     o      To  transact  such other  business as may  properly  come before the meeting and any adjournments thereof.

AS DESCRIBED IN THE ENCLOSED MATERIALS,  OUR BOARD OF DIRECTORS HAS APPROVED THE
MATTERS  INCLUDED IN THESE PROPOSALS AND BELIEVES THAT IT IS FAIR TO, AND IN THE
BEST INTERESTS OF, US AND OUR STOCKHOLDERS.  THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" EACH OF THE PROPOSALS.

Regardless  of whether  you plan to attend  the  Special  Meeting,  your vote is important.  I urge you to participate  by promptly  completing and returning the enclosed  proxy card as soon as possible.  You may revoke your proxy and vote in person if you decide to attend the Special Meeting.

Sincerely,

Puroflow Incorporated

----------------------
Michael H. Figoff
President and Chief Executive Officer

                              PUROFLOW INCORPORATED
                              ---------------------

                    Notice of Special Meeting of Stockholders
                                  ______, 2003

                           --------------------------

TO OUR STOCKHOLDERS:

            NOTICE IS HEREBY GIVEN that the Special  Meeting of  Stockholders of
Puroflow Incorporated (we, us, Puroflow or the Company), a Delaware corporation, will be held on ______, 2003 at ___a.m., at __________________________,  for the
following purposes:

            1.    To consider  and vote upon a proposal to approve the  issuance and sale by  Puroflow,  pursuant  to a private  placement,  of between  1.3  million  and 2.6  million of our  non-registered shares of common  stock at the  price of $7.75 per  share,  as more fully described in the proxy materials;

            2.    To consider  and vote on an amendment to our 2001 Stock Option
                  Plan,  to increase  the total number of shares of common stock reserved for  issuance  under the Stock Option Plan to 250,000 shares; and

            3.    To transact  such other  business as may properly  come before the meeting and any adjournment(s) thereof.

            The  foregoing  items of business  are more fully  described  in the
Proxy Statement accompanying this Notice.

            Only   Stockholders   of  record  at  the  close  of   business   on
[___________,  2003],  are  entitled  to  notice  of and to vote at the  Special
Meeting and any adjournment(s) thereof.

            To assure your representation at the Special Meeting,  you are urged to mark,  sign, date, and return the enclosed proxy card as promptly as possible in the  postage-prepaid  envelope  enclosed for that  purpose.  Any  Stockholder attending  the  Special  Meeting  may vote in  person  even if such  Stockholder returned a proxy card.

                                             By Order of the Board of Directors,

                                             ------------------------------
                                             Sandy Yoshisato
                                             Corporate Secretary

Sun Valley, California
______________ __, 2003

                              PUROFLOW INCORPORATED
                              ---------------------

                                 PROXY STATEMENT
                             ----------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

            The enclosed  proxy is solicited on behalf of the Board of Directors of  Puroflow  Incorporated  (we,  us,  Puroflow or the  Company)  for use at the
Special Meeting of Stockholders  ("Special Meeting") to be held ______, 2003, at
_______  a.m.,  or at any  adjournment(s)  thereof,  for the  purposes set forth herein and in the accompanying  Notice of Special Meeting of  Stockholders.  The
Special Meeting will be held at ______________________________.

            These  proxy   solicitation   materials  were  mailed  on  or  about
_________, to all Stockholders entitled to vote at the Special Meeting. The cost of  soliciting  these  proxies  will be paid by the  Company.  The  Company  has retained  the  services  of  McKenzie  Partners,  Inc.  to solicit  proxies  and
distribute  materials  to  brokerage  houses,  banks,   custodians,   and  other
institutional  owners.  The Company  will pay McKenzie  Partners,  Inc. a fee of approximately  $_______ for these  services,  plus  expenses.  In addition,  the
Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company may conduct further solicitation  personally,  by telephone,  or  by  facsimile  through  its  officers,  directors,  and  regular employees,  none of whom will receive additional compensation for assisting with the solicitation.

REVOCABILITY OF PROXIES

            Any proxy given pursuant to this  solicitation may be revoked by the person giving it at any time before its use, by  delivering  to the Company,  at its  principal  office at 10616 Lanark  Street,  Sun Valley,  California  91352,
(Attention:  Sandy Yoshisato), a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Special  Meeting and voting in person.

VOTING AND SOLICITATION

            Only  Stockholders of record at the close of business on [_________,
2003],  are  entitled  to notice of and to vote at the Special  Meeting.  At the record date, ____________ shares of our Company's common stock, with a par value of $.15 per share, were issued and outstanding.

            Approval of the issuance of our common  stock  described in Proposal
No. 1 and of the  amendment to the 2001 Stock Option Plan  described in Proposal
No. 2 requires  the  affirmative  vote of a majority  of the total votes cast by holders  of the  outstanding  shares  of  common  stock  present  in  person  or represented by proxy at the Special  Meeting and entitled to vote at the Special
Meeting.

            Votes  cast by proxy or in person  at the  Special  Meeting  will be tabulated by the  inspector of elections.  The inspector of elections  will also determine whether or not a quorum is present.  The required quorum is a majority of the shares issued and outstanding on the record date,  represented  either in person or by proxy. Votes that are cast for or against a proposal,  abstentions, and broker  non-votes are counted as present for the purpose of determining  the presence of a quorum for the transaction of business.

            For  purposes  of  determining  the  number  of  shares  voting on a particular  proposal,  votes cast for or against a proposal and  abstentions are counted as shares  voting,  whereas  broker  non-votes are not counted as shares voting.  Accordingly,  an abstention will have the same effect as a vote against the proposal, and broker non-votes will have no effect.

            Any proxy which is returned  using the proxy card enclosed and which is not marked as to any proposal  will be voted for (i) the issuance and sale of between 1.3 million and 2.6 million of our non-registered shares of common stock at the price of $7.75 per  share,  subject  to the terms of a Private  Placement
Offering Memorandum,  consisting of an Offering Summary, Purchase Questionnaire,
Subscription Agreement and Registration Rights Agreement; and (ii) the amendment of the Company's  2001 Stock Option Plan, to increase the total number of shares of common stock  reserved  for  issuance  under the Stock Option Plan to 250,000 shares.

            As described  further below, our Board of Directors has approved the matters included in both of these proposals and believes that it is fair to, and in the best  interests  of,  us and our  Stockholders.  The  Board of  Directors
recommends a vote "for" each of these proposals.

                                      -2-

                                 PROPOSAL NO. 1

                        APPROVAL OF THE PRIVATE PLACEMENT

INTRODUCTION

            We are  asking  you to  approve  the  issuance  and sale,  through a private placement,  of between 1.3 million and 2.6 million of our non-registered shares of common stock at the price of $7.75 per share,  subject to the terms of a Private Placement Offering Memorandum (the "Private Placement"), consisting of
an  Offering  Summary,   Purchase  Questionnaire,   Subscription  Agreement  and
Registration Rights Agreement.

            The following is a brief  summary of some of the principal  terms of the Private Placement. The description contained below in this proxy, especially the  statements  under the  captions  "Effects of the Private  Placement  on the
Company" and "Terms of the Private Placement" should be reviewed carefully.

REASONS FOR THE PRIVATE PLACEMENT

            The principal  reasons for the Private  Placement of  non-registered shares of common stock are:

            o    to provide us with additional working capital; and

            o    to provide  us with  additional  capital  for  acquisitions  in growth oriented industries.

            We believe  that  obtaining  additional  capital is  critical to our ability to continue to execute our business plan while simultaneously looking to make acquisitions in growth oriented industries. We believe that the best option for the  Company is to obtain  this  additional  financing  through  the Private
Placement.

BACKGROUND OF THE PRIVATE PLACEMENT

            On December 31, 2002, we executed a non-binding  term sheet with the
Bosselmann  Group,  Rainer  Bosselmann,  Haywood Miller and Arthur Trudel ("Term
Sheet"),  setting forth terms for the Private Placement.  Rainer Bosselmann is a principal of the Bosselmann  Group.  Pursuant to the Term Sheet,  the Bosselmann
Group  and/or  its  affiliates  agreed to invest not less than $2 million in the
Private  Placement  and the  balance  of the  Private  Placement  would  be from accredited  investors  (as  defined  in Rule  501(c) of  Regulation  D under the
Securities Act of 1933, as amended).

            Additionally,  pursuant to the Term  Sheet,  upon the closing of the
Private Placement,  Rainer Bosselmann would nominate (and the Board of Directors would appoint) three directors to serve on the Company's Board of Directors,  in

                                      -3-

addition to himself.  Mr.  Bosselman  was  appointed to the  Company's  Board of
Directors upon the execution of the Term Sheet.

            The transactions contemplated by the Term Sheet were approved by our
Board of Directors  after  careful  review and analysis  with input and guidance from our management  and our financial  advisors.  Based on this  analysis,  our
Board of  Directors  determined  that the Term Sheet from the  Bosselmann  Group presented the best strategic  option for the Company.  In the course of reaching its decision to approve the Term Sheet and proceed  with the Private  Placement, the Board of Directors  consulted our senior management and financial  advisors, and reviewed a significant  amount of  information  and considered a significant number of factors including, but not limited to, the size of the transaction and the identity of the potential investors and the impact of the transaction on our earnings  per  share.  In view  of the  wide  variety  of the  material  factors considered in connection  with the  evaluation of the Private  Placement and the complexity of these matters,  our Board of Directors did not find it practicable to, and did not,  quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual  members of our Board of Directors may have given different weight to different factors.

            Among  other  terms of the  Private  Placement  which are more fully described  below under "Terms of the Private  Placement," our Board of Directors
will be changed if the Private  Placement is approved and is consummated.  Prior to the execution of the Term Sheet,  our Board of Directors had seven directors.
Immediately  following the execution of the Term Sheet,  in accordance  with its terms,  on January 2, 2003, Mr.  Bosselmann was appointed to the Company's Board of Directors as Vice Chairman of the Board of Directors  (increasing the size of the Board of Directors to eight). If the Private Placement is not approved or is otherwise not  consummated,  he has agreed to resign from the Board of Directors and as Vice Chairman.  Following the closing of the Private  Placement,  four of our current directors will resign and will be replaced by three new directors to be nominated by Mr.  Bosselmann.  See "Terms of the Private Placement - Board of
Directors".  Accordingly,  Mr.  Bosselmann and his designees  will  constitute a majority of the Board of Directors.

            Additionally,  upon the execution of the Term Sheet, and pursuant to the  terms of the Term  Sheet,  the  Company  granted  to the  Bosselmann  Group warrants to purchase  180,000  shares of the Company  common  stock at $7.75 per share,  and agreed to grant to certain  Bosselmann  Group  advisors  warrants to purchase  50,000  shares of the Company  common stock at $7.75 per share.  These warrants  can only be  exercised  in the  event  that the  Company  Stockholders approve  the  Private  Placement  and  it  is  consummated.  In  addition,  upon consummation  of the Private  Placement,  a fee of $210,000 will be paid to such advisors. See "Terms of the Private Placement".

                                      -4-

EFFECTS OF THE PRIVATE PLACEMENT ON THE COMPANY

            As of [__________,  2003] we have __________  shares of common stock outstanding.  After the Private Placement,  holders of the non-registered common stock (the  "Private  Placement  Common  Stock")  will hold shares  representing between  ____% and ____% of the total  shares  outstanding,  on a fully  diluted basis.  We have agreed to file a registration  statement to register such shares no later than 180 days  following  the  closing of the  Private  Placement.  The issuance  of the Private  Placement  Common  Stock will result in a  significant dilution of your ownership interest in Puroflow.

            Upon the closing of the Private Placement,  four (4) current members of the Board of Directors have agreed to resign, and Rainer Bosselmann will have the right to  designate  three (3) new  members  to the Board of  Directors  (as discussed  below),  who together  with him will  constitute  the majority of the
Board of Directors.  Additionally,  because the holders of the Private Placement
Common  Stock will own a majority of the  outstanding  shares of common stock of
Puroflow,  if they  vote  together,  they  will have  significant  influence  in determining  the  outcome of any  corporate  transaction  or other  matter to be submitted to  Stockholders  for approval,  including,  without  limitation,  the election of directors  and approval of mergers,  consolidations  and the sale of all or substantially all of our assets.

            Sales in the  public  market  (pursuant  to a  registration)  of the
Private  Placement  Common Stock acquired could lower our stock price and impair our ability to raise funds in  additional  stock  offerings.  Future  sales of a substantial  number of shares of our common stock in the public  market,  or the perception that such sales could occur,  could  adversely  affect the prevailing market  price of our  common  stock and could make it more  difficult  for us to raise funds through a public offering of our equity securities.

TERMS OF THE PRIVATE PLACEMENT

GENERAL

            The Company is offering pursuant to a private placement a minimum of
1.3 million and a maximum of 2.6 million shares of  non-registered  common stock at a price of $7.75 per share,  in order to raise  between  $10.075  million and
$20.15  million to use as additional  working  capital and for  acquisitions  in growth oriented industries.

            The Private Placement  Offering  Memorandum  consists of an Offering
Summary, Purchaser Questionnaire, Subscription Agreement and Registration Rights
Agreement.

BOARD OF DIRECTORS

            In the event the Private  Placement is approved and is  consummated,
Rainer  Bosselmann  will have the  ability to appoint a majority of our Board of
Directors.  Prior to the  execution  of the Term Sheet,  our Board of  Directors consisted of seven  directors.  Immediately  following the execution of the Term

                                      -5-

Sheet in  accordance  with its terms,  on January 2, 2003,  Mr.  Bosselmann  was appointed to our Board of Directors as Vice  Chairman of the Board of Directors.
If the Private  Placement is not approved or is otherwise not consummated he has agreed  to  resign  as Vice  Chairman.  Following  the  closing  of the  Private
Placement,  the Board of Directors will be composed of seven directors.  Four of our current directors,  Warren Lichtenstein,  Glen Kassan,  Joshua Schechter and
Robert  Smith,  have  agreed  to  resign  and will be  replaced  with  three new directors to be nominated by Mr. Bosselmann.  The three new directors are DeSoto
Jordan, James Quinn and Daniel Levinson. These three directors will be appointed by the remaining members of the Board of Directors and our stockholders will not have an opportunity to vote on their election until the next succeeding election of directors following the closing of the Private Placement.

APPOINTMENT OF OFFICES; COMPENSATION.

            Immediately  following the execution of the Term Sheet in accordance with its terms, Haywood Miller and Arthur Trudel, both members of the Bosselmann
Group, were appointed as corporate officers of the Company,  each at the nominal annual salary of $1.00. Upon the consummation of the Private Placement,  each of
Messrs. Bosselmann, Miller and Trudel will become senior officers of the Company at an annual salary of $100,000 each. The Bosselmann Group has also been granted warrants to purchase  180,000 shares of the Company's  common stock at $7.75 per share.  These  warrants  are only  exercisable  in the  event  that the  Private
Placement is approved and is consummated.

CONDITIONS TO CLOSING

            The  closing  of the  Private  Placement  is  conditioned  upon  the occurrence of the following events: (i) approval of the Private Placement by the
Board of  Directors of the Company and its  stockholders;  (ii) the receipt of a fairness option by an investment  bank;  (iii)  compliance with applicable state securities  regulation;  and (iv)  approval  of an  amendment  to our 2001 Stock
Option Plan to increase the total number of shares of common stock  reserved for issuance under the Stock Option Plan to 250,000 shares.

            The Board of  Directors  has  approved  the  Private  Placement  and recommends  that  stockholders  approve  it.  The  Company  has also  received a fairness  opinion from Imperial  Capital as described below. We believe that the
Private  Placement  complies with all applicable state  securities  regulations.
Accordingly,  the  outstanding  conditions  to closing  are the  approval of the
Private Placement by Stockholders  (Proposal 1) and the approval of an amendment to the 2001 Stock  Option  Plan  (Proposal  2). If  Proposal 1 is  approved  but
Proposal 2 is not,  the  Private  Placement  will not close  unless the  Private
Placement investors waive that condition.

FEES AND EXPENSES

            Upon the  closing of the Private  Placement,  we will pay to certain investment  advisors of the Bosselmann  Group a cash payment of $210,000 and the
Company has agreed to grant such advisors  warrants to purchase 50,000 shares of

                                      -6-

Company  common  stock at $7.75 per share.  In  addition we will  reimburse  the
Bosselmann  Group for reasonable fees and expenses of legal counsel  incurred by the  Bosselmann  Group in  connection  with the Private  Placement and all other reasonable  out-of-pocket  fees and expenses incurred by the Bosselmann Group in connection with the Private Placement.

THE REGISTRATION RIGHTS AGREEMENT

            In  connection  with the  Private  Placement,  we will  enter into a
Registration  Rights  Agreement  with the  purchasers  of the Private  Placement
Common Stock.  Pursuant to the terms of the Registration  Rights Agreement,  not later than 180 days after the closing of the Private  Placement,  the Company is required to file a shelf  registration  statement  relating to the resale of the
Private Placement Common Stock. Additionally,  if the Company shall register for sale for cash any of its common stock, for its own account or for the account of others,  other than certain  registrations  relating primarily to a registration solely for employee benefit plans or securities  issued or issuable to employees or consultants, or any of their families, the Company shall promptly give notice to the holders of the Private  Placement Common Stock, and shall include in such registration  all of the Private  Placement  Common Stock whose holders notified the  Company  by a written  request  of their  desire to be  included  in such a registration.

USE OF PROCEEDS

            After  expenses  of  the  Private   Placement  which  are  currently
estimated at $260,000, the net proceeds of the Private Placement are expected to be between  $19.7  million and $9.8  million.  We intend to use the net proceeds from the Private  Placement for  acquisitions in growth oriented  industries and for working capital.

OPINION OF PUROFLOW'S FINANCIAL ADVISOR

FAIRNESS OPINION

            The  Company's  Board of  Directors  engaged  Imperial  Capital as a financial  advisor to render its written  opinion that the  consideration  to be received by the Company in the Private  Placement was fair to the Company from a financial point of view. A copy of the opinion, which sets forth the assumptions made,  matters considered and scope and limitations of the review undertaken and the procedures  followed by Imperial  Capital,  is attached hereto as Appendix A and is  incorporated  by reference into this proxy  statement.  You are urged to read Imperial  Capital's  opinion  carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital.

            Imperial  Capital's  opinion,  which was prepared at the request and for the information of the Board of Directors of the Company, addressed only the fairness from a financial point of view as of ____________, of the consideration to be  received  by the  Company  and did not  address  any other  aspect of the
Private  Placement.  Imperial  Capital's  opinion  does not address the business

                                      -7-

decision  or the  relative  merits of the  decision  of the Board of  Directors.
Imperial  Capital was not retained to nor did it advise the Company with respect to alternatives to the Private Placement. Consequently, no opinion was expressed whether any alternative  transaction might have produced proceeds to the Company in an amount in excess of the  consideration  to be received by the Company from the Private Placement. Imperial Capital's opinion is not a recommendation to any of the Company's  Stockholders as to how a Stockholder  should vote with respect to Proposal No. 1. In rendering its opinion,  Imperial Capital assumed, with the
Company's  consent,  that the Company will comply with all material terms of the
Private Placement. No limitations were placed on Imperial Capital by the Company with respect to the investigation  made, the procedures  followed or the factors considered in preparing and rendering its opinion.

            [Analysis to be included upon receipt of opinion.]

            Imperial  Capital's  opinion was based upon  economic,  monetary and market  conditions  existing  on the  date  of  the  opinion.  Imperial  Capital expressed no opinion,  nor should one be implied,  as to the current fair market value of the Shares.

            Imperial Capital was retained by the Company's Board of Directors to evaluate  the  fairness  from a  financial  point of view to the  Company of the consideration  to be received by the Company in the Private  Placement  and [has been  paid]  [will  receive] a fee [of  $_______]  for its  services,  including rendering its opinion. The Company also agreed,  under a separate agreement,  to indemnify Imperial Capital, its affiliates and each of its directors,  officers, agents and employees and each person,  if any,  controlling  Imperial Capital or any of its affiliates against certain liabilities.

            Imperial  Capital,  in the  ordinary  course  of its  business,  may actively trade the equity  securities of the Company for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

APPROVAL BY STOCKHOLDERS

            The Company is not  required by law or by any  regulation  to obtain
Stockholder  approval for the issuance and sale of the Private  Placement Common
Stock. Due to the nature of the transaction, however, the Company has determined to seek the approval of its  Stockholders.  If Proposal  No. 1 is not  approved, then the  Private  Placement  will not be  consummated  on the  terms  described herein.  The Company has determined that approval by the  affirmative  vote of a majority of the total votes cast by holders of the outstanding  shares of common stock  present in person or  represented  by proxy at the  Special  Meeting  and entitled  to vote at the  meeting  will be  required in order for the Company to proceed  with  the  issuance  and sale of the  Private  Placement  Common  Stock pursuant to the terms of the Private Placement.

                                      -8-

            The  Company has been  informed  by Steel  Partners  II,  L.P.,  who
beneficially   owns  175,840  shares,   representing   35.6%  of  the  Company's
outstanding common stock, that they intend to vote in favor of Proposal No. 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS INCLUDED IN PROPOSAL
NO. 1 AND BELIEVES  THAT THEY ARE FAIR TO, AND IN THE BEST  INTERESTS OF, US AND
OUR STOCKHOLDERS. THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

                                      -9-

        ADDITIONAL INFORMATION PROVIDED PURSUANT TO SECTION 14(f) OF THE
            SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

            This   information  is  being   furnished  in  connection  with  the
designation by Rainer Bosselmann (a principal of the Bosselmann Group), pursuant to the  closing  of the  Private  Placement,  of  persons  to be  elected to the
Company's  Board  of  Directors  other  than  at  a  meeting  of  the  Company's
Stockholders.  Pursuant to the closing of the Private Placement,  Mr. Bosselmann shall be  entitled to  designate  three (3)  members to the  Company's  Board of
Directors (in addition to himself) to replace four current  members of the Board of  Directors  who  have  agreed  to  resign.  Following  such  appointment  and resignations,  the Board of Directors  will have seven members and shall consist of Mr. Bosselmann, his three nominees, and three current members of the Board of
Directors.

            The Company  has also  agreed to use its best  efforts to effect the resignations of the four directors so as to enable Mr. Bosselmann's designees to be  appointed  to the Board of  Directors.  The  Company  has agreed to take all action  necessary  to effect  any such  election.  This  proxy  statement  shall constitute  the  information  required by Section  14(f) of the Exchange Act and
Rule 14f-1 promulgated thereunder.

                          DESCRIPTION OF CAPITAL STOCK

            The authorized  capital stock of the Company  consists of 12,000,000 shares of common stock,  $.15 par value,  and 500,000 shares of preferred stock,
$.10 par value.

                                  COMMON STOCK

            As of the record date,  [__________,  2003,]  there were  __________
shares of common stock outstanding held of record by ___ Stockholders.

            Holders of common  stock are  entitled  to one vote per share on all matters to be voted upon by the Stockholders. Subject to preferences that may be applicable to the holders of outstanding  shares of preferred stock, if any, the holders of common stock are entitled to receive such lawful  dividends as may be declared by the Board of Directors. In the event of liquidation,  dissolution or winding  up of the  Company,  and  subject  to the  rights  of  the  holders  of outstanding  shares of preferred  stock, if any, the holders of shares of common stock shall be entitled to receive pro rata all of the  remaining  assets of the
Company available for distribution to its Stockholders.  There are no redemption or sinking fund  provisions  applicable  to the common  stock.  All  outstanding shares of common stock are fully paid and nonassessable.

                                 PREFERRED STOCK

            As of  [__________,  2003,] there were no shares of preferred  stock issued or outstanding.

                                      -10-

            The Board of Directors has the authority,  without further action by the  Stockholders,  to issue the authorized  shares of preferred stock in one or more series and to fix the rights, preferences and privileges thereof, including voting rights, terms of redemption,  redemption prices, liquidation preferences, number of shares  constituting  any series or the  designation  of such  series.
Although it presently has no intention to do so, the Board of Directors, without
Stockholder  approval,  could issue  preferred  stock with voting and conversion rights  which could  adversely  affect the voting power of the holders of common stock.

                               REGISTRATION RIGHTS

            In  connection  with the  Private  Placement,  we will  enter into a
Registration  Rights  Agreement  with the  purchasers  of the Private  Placement
Common Stock.  Pursuant to the terms of the Registration  Rights Agreement,  not later than 180 days after the  closing of the  Private  Placement,  the  Company shall file a shelf registration  statement relating to the resale of the Private
Placement Common Stock. Additionally, if the Company shall register for sale for cash any of its common stock,  for its own account or for the account of others, other than certain registrations  relating primarily to a registration solely to employee  benefit  plans or  securities  issued  or  issuable  to  employees  or consultants, or any of their families, the Company shall promptly give notice to the holders of the Private  Placement  Common  Stock,  and shall include in such registration,  all of the Private Placement Common Stock, whose holders notified the  Company  by a written  request  of their  desire to be  included  in such a registration.

                   DELAWARE LAW AND CERTAIN CHARTER PROVISIONS

            The  Company  is  subject to the  provisions  of Section  203 of the
Delaware General Company Law. In general,  the statute prohibits a publicly-held
Delaware  corporation  from  engaging  in  a  "business   combination"  with  an
"interested"  stockholder  for a period  of three  years  after  the date of the transaction in which the person became an interested stockholder,  unless either
(i) prior to the date at which the person becomes an interested stockholder, the
Board of Directors approves such transaction or business  combination,  (ii) the stockholder  acquires  more  than  85% of the  outstanding  voting  stock of the corporation  (excluding  shares held by  directors  who are  officers or held in certain employee stock plans) upon  consummation of such  transaction,  or (iii)
the business combination is approved by the Board of Directors and by two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested  stockholder)  at a  meeting  of  stockholders  (and  not by  written consent).  A  "business  combination"  includes  a merger,  asset  sale or other transaction resulting in a financial benefit to such interested stockholder. For purposes of Section 203, an "interested"  stockholder is a person who,  together with affiliates and associates,  owns (or within three years prior, did own) 15%
or more of the corporation's voting stock.

            The Company's Certificate of Incorporation,  as amended,  allows the
Board of  Directors  to issue  preferred  stock in one or more  series with such voting rights and other  provisions as the Board of Directors may determine.  In addition,  the  Company's  stock  option  plans  provide  for  full  or  partial

                                      -11-

acceleration  of  vesting of  options  granted  under such plans in the event of certain  transactions which result in a change in control of the Company.  These provisions may be deemed to have a potential  anti-takeover effect and may delay or prevent a change of control of the Company.

         INFORMATION WITH RESPECT TO BOSSELMANN GROUP'S BOARD DESIGNEES

            CERTAIN ARRANGEMENTS CONCERNING THE ELECTION OF DIRECTORS

            As  described  under the caption  "Terms of the Private  Placement -
Board of Directors"  section of this proxy  statement,  upon the consummation of the Private Placement, Rainer Bosselmann shall have the right to designate three
(3) persons, in addition to himself, whom the Company has agreed to nominate and use its best  efforts  to cause to be  elected  to the Board of  Directors.  Mr.
Bosselmann has stated that he intends to designate  DeSoto  Jordan,  James Quinn and  Daniel  Levinson  (together,  the  "Private  Placement  Directors")  to  be directors of the Company  following the closing of the Private  Placement,  who, together with Mr. Bosselmann, who was elected to the Board of Directors upon the execution  of  the  Term  Sheet,  constitute  the  four  (4)  designees  of  Mr.
Bosselmann.  The names and certain biographical information concerning the three designees with respect to the Private Placement are as follows:

            DeSoto  Jordan has been Chairman of Afton  Holdings,  LLC, a private equity firm,  since 2000. Mr. Jordan was the Director of Arguss  Communications,
Inc. (formerly known as Arguss Holdings, Inc.)("Arguss") from 1999 through 2002.
Mr. Jordan was co-founder of Perot Systems  Corporation and served as an officer from 1988 to 1999.

            James Quinn served as Director of Arguss from 1999 through 2002. Mr.
Quinn is currently Vice President and Director of Allen & Company, an investment banking firm, since 1982. Since 1982, Mr. Quinn has served in various capacities at Allen & Company,  including  head of the Corporate  Syndicate  Department and
Chief Financial Officer.

            Daniel  Levinson  is founder  and  managing  partner of Main  Street
Resources, a niche sponsor of private equity transactions, since 1997. From 1988 to 1997, Mr.  Levinson was one of the principals of Holding  Capital Group.  Mr.
Levinson was also Director of Arguss.

            None of Mr.  Bosselmann's  designees,  other  than  Mr.  Bosselmann, currently is a director of or holds any position  with the Company.  The Company has been advised by Mr. Bosselmann that, other than himself,  to the best of his knowledge,  none  of Mr.  Bosselmann's  designees  or any  of  their  associates beneficially owns any equity securities of the Company, or rights to acquire any equity securities of the Company,  or has been involved in any transactions with the Company or any of its directors,  executive officers or affiliates which are required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission (the "Commission").

                                      -12-

                    INFORMATION WITH RESPECT TO THE COMPANY'S
                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

            All members of the  Company's  Board of Directors  hold office until the next annual meeting of  Stockholders  or until their  successors are elected and have qualified.  Officers serve at the discretion of the Board of Directors.
The current directors of the Company are as follows:

       NAME                             AGE                  POSITION
       ----                             ---                  --------
Michael H. Figoff                       59           Director, CEO and President
Travis Bradford                         31           Chairman of the Board
Rainer Bosselmann                       59           Vice Chairman of the Board
Warren G. Lichtenstein                  37           Director
Glen Kassan                             58           Director
Dr. Tracy Kent Pugmire                  71           Director
Josh Schechter                          29           Director
Robert A. Smith                         61           Director

            Michael  H.  Figoff  has  served as  President  and Chief  Executive
Officer and  Director  of the  Company  since May 1995.  Mr.  Figoff  joined the
Company in 1988 and has  previously  served as its Executive  Vice President and
Director  of  Marketing.  Prior to joining the  Company,  Mr.  Figoff  served in various  capacities  with  Lockheed  Martin,  Textron,  Fairchild  and  Ferranti
International.  Mr. Figoff received his B.S.  degree in Business  Administration from Woodbury University in 1973.

            Travis Bradford has been a Director of the Company since February 1,
2001 and Chairman of the Board of Directors  since August 28, 2001. Mr. Bradford has been a strategic and operational consultant for over 10 years. He has served as a Vice President of Steel Partners,  Ltd., a management and advisory company, since March 2002. Steel Partners, Ltd. has provided management services to Steel
Partners II, L.P.  ("Steel") and other  affiliates of Steel since March 2002. He has served as a Vice  President of Steel Partners  Services,  Ltd., a management and advisory company from June 1999 to March 2002. Steel Partners Services, Ltd.
provided  management services to Steel and other affiliates of Steel until March
2002,  when  Steel  Partners,  Ltd.  acquired  the  rights  to  provide  certain management  services from Steel Partners  Services,  Ltd. From March 1997 to May
1999, he was a member of Holding Capital Group, LLC, an equity investment group.

                                      -13-

Mr.  Bradford  received his B.B.A.  in Finance from Georgia State  University in
1992, and his M.B.A.  in Finance and Management from Stern School of Business at
New  York  University  in  1996.  He also  attended  the  Ph.D.  program  at the
University of Chicago studying finance and economics.

            Warren G. Lichtenstein has served as a Director of the Company since
September 16, 1999.  Mr.  Lichtenstein  has served as the Chairman of the Board,
Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel  Partners  II, L.P.,  since  January 1, 1996.  Prior to such time,  Mr.
Lichtenstein  was the  Chairman  and a director  of Steel  Partners,  Ltd.,  the general  partner  of Steel  Partners  Associates,  L.P.,  which was the  general partner of Steel, from 1993 until prior to January 1, 1996. Mr. Lichtenstein was the acquisition/risk  arbitrage analyst at Ballantrae Partners,  L.P., a private investment  partnership  formed to invest in risk arbitrage,  special situations and undervalued  companies,  from 1988 to 1990. Mr. Lichtenstein has served as a director of WebFinancial  Corporation,  a consumer and commercial lender,  since
1996 and as its President and Chief  Executive  Officer since  December 1997. He served as a director  and the Chief  Executive  Officer  of Gateway  Industries,
Inc.,  a provider of database  development  and Web site design and  development services,  since  1994  and as  the  Chairman  of  the  Board  since  1995.  Mr.
Lichtenstein  has served as a Director  and the  President  and Chief  Executive
Officer  of Steel  Partners,  Ltd.  since  June  1999 and as its  Secretary  and
Treasurer  since  May  2001.  He has also  served  as  Chairman  of the Board of
Directors of Caribbean  Fertilizer  Group Ltd., a private company engaged in the production of agricultural products in Puerto Rico and Jamaica, since June 2000.
Mr.  Lichtenstein  is a Director of SL  Industries,  Inc.,  a  manufacturer  and marketer  of Power  and Data  Quality  systems  and  equipment  for  industrial, medical,  aerospace and consumer  applications.  Mr.  Lichtenstein has served as
Chairman  of the Board and as Chief  Executive  Officer of SL  Industries,  Inc.
since January 24, 2002 and February 4, 2002,  respectively.  Mr. Lichtenstein is also a Director of the following  publicly held  companies:  TAB Products Co., a document management company; Tandycrafts, Inc., a manufacturer of picture frames and framed  art;  ECC  International  Corp.,  a  manufacturer  and  marketer  of computer-controlled simulators for training personnel to perform maintenance and operator procedures on military weapons;  and United Industrial  Corporation,  a designer and producer of defense, training, transportation and energy systems.

            Glen  Kassan has been a Director  of the  Company  since  August 28,
2001. Mr. Kassan has served as Executive Vice President of Steel Partners, Ltd., a management and advisory  company,  since March 2002. Steel Partners,  Ltd. has provided  management services to Steel and other affiliates of Steel since March
2002. Mr. Kassan served as Executive Vice President of Steel Partners  Services,
Ltd., a management and advisory  company,  from June 2001 through March 2002 and
Vice President from October 1999 through May 2001. Steel Partners Services, Ltd.
provided  management services to Steel and other affiliates of Steel until March
2002,  when  Steel  Partners,  Ltd.  acquired  the  rights  to  provide  certain management  services from Steel  Partners  Services,  Ltd. He has also served as
Vice  President,   Chief   Financial   Officer  and  Secretary  of  WebFinancial
Corporation,  a commercial and consumer lender,  since June 2000. Mr. Kassan has served as Vice Chairman of the Board of Directors of Caribbean  Fertilizer Group
Ltd., a private company  engaged in the production of  agricultural  products in

                                      -14-

Puerto  Rico and  Jamaica,  since June 2000.  Mr.  Kassan is a Director  and has served as President of SL Industries, Inc., a manufacturer and marketer of Power and Data Quality  systems and equipment for industrial,  medical,  aerospace and consumer applications,  since January 2002 and February 2002, respectively. From
1997 to 1998, Mr. Kassan served as Chairman and Chief Executive  Officer of Long
Term Care Services,  Inc., a privately owned  healthcare  services company which
Mr. Kassan  co-founded  in 1994 and initially  served as Vice Chairman and Chief
Financial  Officer.  Mr. Kassan is currently a Director of Tandycrafts,  Inc., a manufacturer of picture frames and framed art, United Industrial Corporation,  a designer and producer of defense,  training,  transportation  and energy systems and the Chairman of the Board of US  Diagnostic  Inc., an operator of outpatient diagnostic imaging.

            Dr. Tracy Kent Pugmire has served as a Director of the Company since
June 1991. Since April 1992, Dr. Pugmire has served as an independent  technical consultant.  Dr. Pugmire currently provides consulting services to Spincraft,  a
Division  of  Standex  International,  and  is  involved  with  the  design  and fabrication of the X-33 and X-34 rocket  vehicles.  Previously,  Dr. Pugmire was
Executive  Vice  President  of ARDE Inc.  and  worked as a Program  Manager  for several  companies  including TRW Space Systems  Division,  Technion Inc.,  AVCO
Missile and Space Systems (now a division of Textron),  General  Electric  Space
Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.

            Josh  Schechter  has been a Director of the Company since August 28,
2001.  Mr.  Schechter  has served as an  Associate  of Steel  Partners,  Ltd., a management  and advisory  company  since March 2002.  Steel  Partners,  Ltd. has provided  management services to Steel and other affiliates of Steel since March
2002.  He has  served  as an  Associate  of Steel  Partners  Services,  Ltd.,  a
management and advisory  company,  from July 2001 to March 2002.  Steel Partners
Services,  Ltd.  provided  management  services to Steel and other affiliates of
Steel until March 2002, when Steel Partners, Ltd. acquired the rights to provide certain management  services from Steel Partners Services,  Ltd. From March 1998 to June 2001, Mr.  Schechter was an Associate in the corporate  finance group at
Imperial Capital,  LLC, an investment banking firm. From August 1997 to February
1998, he was a Senior  Analyst at Leifer  Capital,  Inc., an investment  banking firm.  From January 1996 to June 1997, Mr.  Schechter was a Tax Consultant  with
Ernst & Young LLP. Mr.  Schechter  received his B.B.A.  and M.A. in Professional
Accounting from the University of Texas at Austin in 1995.

            Robert A. Smith has served as a Director of the  Company  since July
1994. Mr. Smith had been President of Microsource Incorporated,  a subsidiary of
Giga-tronics,  from October 1998 until May 2001. Previously, Mr. Smith served as
President of the  Industrial  Products Group of Haskel  International  Inc. from
February  1995 to  January  1998;  President  and  Chief  Executive  Officer  of
Industrial  Tools  Inc.  from  January  1994  to  February  1995;  President  of
Engineered  Filtration  Company from October 1992 to January 1994;  President of
Puroflow  Corporation,  a wholly-owned  subsidiary of the Company, from February
1991 to October 1992; and President of RTS Systems Incorporated from May 1988 to

                                      -15-

February 1991, when the company was acquired by Telex  Communications,  Inc. Mr.
Smith served as President of Purolator  Technologies  Inc. from 1980 to 1988 and served as the General  Manager of the Filter  Division of HR Textron  Inc.  from
1964 to 1980.

            Rainer H.  Bosselmann  has been a Director and Vice  Chairman of the
Board since January 2, 2003.  Mr.  Bosselmann  was Chairman of the Board,  Chief
Executive  Officer and a Director of Arguss from 1966 through 2002 and President of Arguss from May 1997 through 2002.  Since 1996,  Mr.  Bosselmann  served as a principal  with  Holding  Capital  Group,  Inc.,  a firm  engaged in  mid-market acquisitions and investments.  From 1991 through 1995, Mr.  Bosselmann served as the  President  of  Jupiter  National,  Inc.  ("Jupiter  National"),  a business development company listed on the American Stock Exchange.

                          BOARD MEETINGS AND ATTENDANCE

            During the fiscal year ended January 31, 2003,  the Company's  Board of Directors  held three meetings and acted by unanimous  written  consent three times. Each director attended the Board meeting and committee  meetings,  to the extent they were a member of such  committee,  held during the fiscal year ended
January 31, 2003.

                      COMMITTEES OF THE BOARD OF DIRECTORS

            The  Board  of  Directors  has  a  standing   Audit   Committee  and
Compensation Committee,  which did not meet during the fiscal year ended January
31, 2003. The Audit and Compensation  Committees do not meet on a regular basis, but only as circumstance  require. The Compensation  Committee recommends to the
Board of Directors  compensation of the Company's  executive  officers and other key personnel,  reviews new or existing  compensation  programs and periodically reviews  management  perquisites and other benefits.  The current members of the
Compensation  Committee  are Mr. Smith and Dr.  Pugmire.  The Audit  Committee's
principal  functions  are to  recommend  to the Board of  Directors  the firm of independent  auditors  to serve the  Company  each fiscal year and to review the plan and  results  of the  audit by the  independent  accountants.  The  current members of the Audit Committee are Mr. Smith and Dr. Pugmire. In accordance with
NASDAQ  rule  4200(a)(15),  the  Company  believes  that both Mr.  Smith and Dr.
Pugmire are  independent  directors.  The members of the Audit and  Compensation
Committees  are  appointed  by the  Board of  Directors.  The  Company  does not currently have a nominating committee. Nominations to the Board of Directors are made by the entire Board.

            An Audit Committee charter is in the process of being prepared.

                                      -16-

                            OTHER EXECUTIVE OFFICERS

            The other current executive officers of the Company are as follows:

                  NAME                   AGE          POSITION
                  ----                   ---          --------
                  Wayne Conner           55           Vice President of Engineering
                  Dale Livingston        64           Vice President of Operations
                  Craig Montesanti       43           Vice President of Finance

            Wayne Conner has over 30 years of filtration experience and has been the Vice President of  Engineering of the Company since July 1997.  From 1990 to
1994, Mr. Conner served as Senior Project Engineer - New Product Development for
the Hydraulic  Filter Division of Parker Hannifin  Corporation.  Mr. Conner also served in  various  capacities  with  Purolator  Technologies  Inc.  Mr.  Conner received his B.S. degree in Mechanical  Engineering  from Wayne State University in 1971.

            Dale  Livingston  has been the Vice  President of  Operations of the
Company  since  February  1998.  From  August  1995  until  February  1998,  Mr.
Livingston  served as Director of  Operations  of the Company,  and from October
1989 until  August 1995,  he served as  Production  Manager of the Company.  Mr.
Livingston   previously  served  in  various  capacities  with  Parker  Hannifin
Corporation,  Hydraulic  Research/Textron,  Talley  Corporation,  The  Marquardt
Company and Teleflex Control Systems.

            Craig  Montesanti  has been the Vice  President  of  Finance  of the
Company since November 2001.  Prior to joining the Company,  Mr.  Montesanti was the  Director of Finance  for Aspen  Marketing  Group,  a large  privately  held organization. Mr. Montesanti was also Director of Finance and Administration for
VitalCom Inc. (GE Medical  Group) and Trikon  Technologies  Inc. - both publicly traded  manufacturing  organizations.  Mr.  Montesanti  also  served in  various capacities  with Ioptex  Research Inc. and General  Electric Co. Mr.  Montesanti
received  his  B.S.  degree  in  Business   Management  from  California   State
Polytechnic  University,  Pomona in 1982 and his M.B.A.  degree in  Finance  and
Management from Pepperdine University in 1993.

                                      -17-

                       COMPENSATION OF EXECUTIVE OFFICERS

            The following  summary  compensation  table sets forth the aggregate compensation  paid to or earned by the President and Chief Executive  Officer of the  Company  and the four most  highly  compensated  executive  officers of the
Company  (other than the  President  and Chief  Executive  Officer)  whose total annual  salaries and bonuses  exceeded  $100,000 for the year ended  January 31,
2003 (the "Named Executive Officers").

                                                               Annual Compensation             Long Term Compensation
                                                                                               ----------------------
                                                                                                Awards        Payouts

                                         Fiscal
                                          Year
                                          Ended                             Other Annual     Securities
                                         January,                           Compensation     Underlying      All Other
Name And Principal Position                 31     Salary($)     Bonus($)     ($)(1)         Options(#)      Comp.($)
----------------------------------------------------------------------------------------------------------------------

Michael H. Figoff                         2003      165,000        --        29,990            2,000           --
  Chief Executive Officer and             2002      165,000        --        28,657              --            --
  President                               2001      165,000        --        27,101              --            --

Wayne Conner                              2003      118,130        --         8,769            2,000           --
  Vice President of Engineering           2002      113,990        --         8,215              --            --
                                          2001      106,391        --         7,813              --            --

Dale Livingston                           2003      114,304        --         7,205            2,000           --
  Vice President of Operations            2002      108,544        --         6,828              --            --
                                          2001      102,400        --         6,554              --            --

Craig Montesanti                          2003      120,625        --        11,769            2,000           --
  Vice President of Finance               2002       31,150(2)     --         2,804              --            --
                                          2001           --        --            --              --            --

--------------------
(1)  Represents  Company-reimbursed  automobile  expenses of such  executive and life and disability insurance premiums paid by the Company.
(2)  Mr. Montesanti has been employed by the Company since November 5, 2001.

                                 OPTION MATTERS

            Option  grants  for the fiscal  year ended  January  31,  2003.  The following table provides  certain  information  regarding  individual  grants of stock options made during the fiscal year ended January 31, 2003, to each of the
Named Executive Officers. While the Commission-mandated column headings refer to

                                      -18-

stock appreciation rights ("SARS"),  the Company has not awarded any SARS to its
Named Executive Officers.

                                                Individual grants

                       Number of securities      Percent of total
                           underlying           options/SARs granted
                       option/SARs granted     to employees in fiscal   Exercise of base price
     Name                    (#)                      year                    ($/Sh)            Expiration Date
      (a)                    (b)                      (c)                      (d)                     (e)

Michael H. Figoff           2,000                     20.0%                    5.70                04/04/2012
Wayne Conner                2,000                     20.0%                    5.70                04/04/2012
Dale Livingston             2,000                     20.0%                    5.70                04/04/2012
Craig Montesanti            2,000                     20.0%                    5.70                04/04/2012

            Aggregate  Option Exercises in Last Fiscal Year. The following table provides certain  information  regarding stock option ownership and exercises by the  Named  Executive  Officers,  as well as the  number  and  assumed  value of exercisable  and  unexercisable  options held by those persons during the fiscal year ended  January 31,  2003.  No options  were  exercised  by any of the Named
Executive Officers during the fiscal year ended January 31, 2003.

                                                                   Number of Securities
                                                                  Underlying Unexercised          Value of Unexercised In-
                                                                  Options/SARs At FY-End          The-Money Options/SARs
                        Shares Acquired                                     (#)                        At FY-End ($)
    Name                On Exercise (#)     Value Realized ($)    Exercisable/Unexercisable      Exercisable/Unexercisable
    (a)                       (b)                 (c)                       (d)                            (e)
--------------------------------------------------------------------------------------------------------------------------
Michael H. Figoff                                                        0 / 2,000                     0 / 3,600
Wayne Conner                                                             0 / 2,000                     0 / 3,600
Dale Livingston                                                          0 / 2,000                     0 / 3,600
Craig Montesanti                                                         0 / 2,000                     0 / 3,600

                           SENIOR EXECUTIVE BONUS PLAN

            The Compensation Committee developed and approved a senior executive bonus  plan on April 4,  2002.  The senior  executive  bonus  plan has  specific performance  targets.  Bonuses  are to be paid  under  the  bonus  plan  only if performance goals that were set at the beginning of the fiscal year are achieved by the end of the fiscal year.  Accordingly,  the actual  bonuses paid will vary depending on actual  performance.  In general,  the performance goals set at the beginning  of the fiscal  year were  linked to factors  such as annual  revenue, earnings before interest,  taxes,  depreciation  and  amortization  (EBITDA) and equity. No bonuses were granted for the fiscal year ended January 31, 2003.

                                      -19-

                    DESCRIPTION OF THE 2001 STOCK OPTION PLAN

            In August 2001, the Board of Directors  adopted and the Stockholders approved the 2001 Stock Option Plan.  The 2001 Stock Option Plan was  authorized to issue  options to purchase a maximum of 33,333  shares of common  stock.  The maximum  number of shares may be  adjusted  in certain  events,  such as a stock split,  reorganization or  recapitalization.  Employees  (including officers and directors who are employees) of the Company or its  subsidiaries are eligible to receive  incentive  stock  options.  In the event  incentive  stock  options are granted, the aggregate fair market value of the common stock issuable under such options for each optionee during any calendar year cannot exceed $100,000.  This limit does not apply to non-qualified  options.  To the extent that an incentive stock  option  exceeds the $100,000  threshold,  the excess will be treated as a non-qualified option.

            The Company will receive no monetary  consideration for the grant of options  under the 2001 Stock  Option Plan.  In the case of an  incentive  stock option, the exercise price cannot be less than the fair market value (as defined in the 2001 Stock  Option  Plan) of the  common  stock on the date the option is granted.  If the optionee is a Stockholder who beneficially  owns 10% or more of the outstanding  common stock, the exercise price of incentive stock options may not be less than 110% of the fair market value of the common stock.  The term of an option cannot exceed ten years;  provided,  however, that the term of options granted  to owners  of 10% or more of the  outstanding  shares  of common  stock cannot exceed five years.

            The 2001  Stock  Option  Plan will  terminate  automatically  and no options may be granted after July 19, 2011 (the "Termination  Date");  provided, however,  that the 2001  Stock  Option  Plan may be  terminated  by the Board of
Directors at any time prior to the  Termination  Date.  Termination  of the 2001
Stock  Option  Plan  will not  affect  options  that were  granted  prior to the
Termination Date.

            As of January 31, 2003,  there were 10,000 options granted under the
2001 Stock Option Plan.

                    DESCRIPTION OF THE 1991 STOCK OPTION PLAN

            In  1991,  the  Board  of  Directors  adopted  and the  Stockholders approved  the 1991 Stock Option Plan (the "1991  Option  Plan").  Under the 1991
Stock  Option  Plan,  the maximum  number of shares of common  stock that may be subject to options may not exceed an  aggregate  of 33,333  shares.  The maximum number of shares may be  adjusted  in  certain  events,  such as a stock  split, reorganization or recapitalization.  Employees (including officers and directors who are  employees) of the Company or its  subsidiaries  are eligible to receive incentive stock options, but may receive non-qualified options. Options may also be granted to other persons,  provided that such options shall be  non-qualified options.  In the event of incentive options,  the aggregate fair market value of the common stock with respect to which such options become first  exercisable by the holder during any calendar year cannot exceed $100,000.  This limit does not

                                      -20-

apply to non-qualified  options. To the extent an option that otherwise would be an incentive  option  exceeds this $100,000  threshold,  it will be treated as a non-qualified option.

            This plan was terminated upon  consummation of the 2001 Stock Option
Plan.  As of January 31,  2003,  there were  options for 8,333  shares of common stock  outstanding  of which  options  for  8,131  shares  of  common  stock are exercisable.

                       EMPLOYMENT AND SEVERANCE AGREEMENTS

            On March 1, 1993, the Company  entered into an employment  agreement with  Michael  Figoff  pursuant  to  which  Mr.  Figoff  agreed  to serve as the
Executive  Vice  President  of the Company for a term of five years at an annual base salary of $95,000.  Effective  February 14, 1994, Mr.  Figoff's annual base salary was  increased to $104,500.  Mr.  Figoff was  appointed  President of the
Company in  February  1995,  and was  appointed  President  and Chief  Executive
Officer  in May 1995.  In April  1997,  Mr.  Figoff's  annual  base  salary  was increased  to  $165,000.  On June 9, 1998,  the Company  extended  Mr.  Figoff's employment  agreement  for a term of five  years at an  annual  base  salary  of
$165,000.  In  January  2003,  the  Company  extended  Mr.  Figoff's  employment agreement for a term of one year.

                              DIRECTOR COMPENSATION

            Each outside  director of the Company  receives a $2,500 annual fee, plus $300 for each formal meeting  attended.  Directors are also  reimbursed for reasonable  expenses  actually incurred in connection with attending each formal meeting  of the Board of  Directors  or any  committee  thereof.  The  Company's
outside  directors  are  currently  Messrs.  Bradford,   Lichtenstein,   Kassan,
Schechter,  Bosselmann,  Smith and Dr. Pugmire.  There is a Management Agreement
between Steel  Partners,  Ltd. (an affiliate of Steel  Partners II, L.P.,  which beneficially  owns  approximately  35.6% of the Company's  common stock,  and of which Warren  Lichtenstein (a member of the Company's Board of Directors) is the managing  member  of the  general  partner)  and  the  Company  relating  to the provision of certain management  advisory and consulting  services.  Pursuant to the  terms  of  such  agreement,  Messrs.  Bradford,  Lichtenstein,  Kassan  and
Schechter waived their Board of Directors fees.

                       ACCELERATION OF OUTSTANDING OPTIONS

            Pursuant to the terms of the Company's  2001 Stock Option Plan,  the vesting with respect to all issued and  outstanding  options to purchase  common stock of the Company will accelerate and become fully exercisable upon a "change in control."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires the  Company's  directors and  executive  officers and persons who  beneficially  own more than 10% of the
Company's common stock (collectively,  the "Reporting Persons") to file with the

                                      -21-

Commission (and, if such security is listed on a national  securities  exchange, with such exchange),  various reports as to ownership of such common stock. Such
Reporting Persons are required by Commission  regulations to furnish the Company with copies of all Section 16(a)  reports they file.  Based solely upon a review of copies of Section 16(a) reports and  representations  received by the Company from Reporting Persons, and without conducting any independent investigations of its own, the Company  believes  that no Reporting  Person  failed to timely file
Forms 3, 4, and 5 with the  Commission  during the fiscal year ended January 31,
2003,  other than  Rainer  Bosselmann  who failed to timely  file a Form 4, with respect to the  purchase of Company  common stock by his wife on January 3, 2003 and  January 6, 2003.  Mr.  Bosselmann  did file a Form 4 with  respect to these transactions on January 9, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Reuben M. Siwek,  the former  Chairman of the Board of  Directors of the  Company,  renders  legal  services to the  Company.  The  Company  incurred expenses  of  approximately  $1,750 and  $53,636  during the fiscal  years ended
January 31, 2003 and 2002, for legal services rendered by Mr. Siwek.

            Rainer Bosselmann, the Vice Chairman of the Board of Directors, is a
principal  of the  Bosselmann  Group,  which  in  connection  with  the  Private
Placement  will  purchase  at least $2 million of the Private  Placement  Common
Stock at $7.75 per share. Additionally, for services provided in connection with the Private Placement, the Bosselmann Group has been issued warrants to purchase
180,000  shares of the Company  common stock at $7.75 per share.  These warrants can only be  exercised  in the event that the Company  Stockholders  approve the
Private Placement and the Private Placement is consummated.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information as of January 31,
2003 regarding the beneficial ownership of common stock by (A) each person known by the Company to own  beneficially  more than five percent of the common stock,
(B) each  director and each of the Private  Placement  Directors of the Company,
(C)  each  of  the  "Named   Executive   Officers"  (as  defined  in  "Executive
Compensation - Summary  Compensation  Table"),  and (D) all executive  officers, directors  and  director  nominees of the Company as a group.  Unless  otherwise indicated,  the address of each person  named in the table below is c/o Puroflow
Incorporated, 10616 Lanark Street, Sun Valley, California 91352.

                                      -22-

                                          Number of Shares                 Percentage
Name                                    Beneficially Owned(1)          Beneficially Owned(1)
--------------------------------------------------------------------------------------------
Steel Partners II, L.P.                     175,840(2)                      [35.6%]
Warren G. Lichtenstein                      175,840(2)                      [35.6%]
David S. Nagelberg                           30,623(3)                       [6.2%]
Michael H. Figoff                            14,331(4)(9)                    [2.9%]
Robert A. Smith                                 366(5)                          *
Dale Livingston                               2,025(6)(9)                       *
Dr. Tracy Kent Pugmire                        1,400                             *
Wayne Conner                                  2,531(7)(9)                       *
Travis Bradford                                   -(2)                          *
Glen Kassan                                       -(2)                          *
Joshua Schechter                                  -(2)                          *
Rainer Bosselmann                            23,850(8)                       [4.8%]
DeSoto Jordon                                     -                             *
James Quinn                                       -                             *
Daniel Levinson                                   -                             *
Craig Montesanti                                666(9)                          *
All directors and executive
officers as a group (ten
persons (excluding the Private
Placement Directors))                       251,632                         [50.9%]

------------------------
* Less than 1%
(1)  As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement,  understanding, relationship  or otherwise  has or shares (i) the power to vote,  or direct the voting of, such security or (ii)  investment  power which  includes the power to  dispose,  or to direct the  disposition  of,  such  security.  In addition,  a person is deemed to be the  beneficial  owner of a security if that person has the right to acquire beneficial  ownership of such security within 60 days of the date shown above.

(2)  Based upon a Form 4, filed with the  Commission by Steel  Partners II, L.P.
     and its affiliates.  Mr.  Lichtenstein is deemed to beneficially own all of the shares held by Steel  Partners II, L.P.  The business  address of Steel
     Partners and Messrs.  Lichtenstein,  Bradford,  Kassan and Schechter is 150
     East 52nd Street, 21st Floor, New York, New York 10020.

(3)  Based  upon a  Schedule  13G filed with the  Commission  by Mr.  Nagelberg.
     Includes  6,617 shares owned by The  Nagelberg  Family Trust over which Mr.
     Nagelberg and his spouse, as trustees,  share voting and dispositive power.
     The business  address of Mr.  Nagelberg is c/o M.H.  Meyerson & Co.,  Inc.,
     P.O. Box 2142, Rancho Santa Fe, California 92067-2142.

                                      -23-

(4)  Includes (a) options to purchase 3,667 shares of common stock, all of which are fully vested,  and (b) 533 shares of common stock owned by Mr. Figoff's spouse.  Mr. Figoff disclaims  beneficial  ownership of the shares owned by his spouse.
(5)  Includes  366 shares of common  stock  owned  jointly by Mr.  Smith and his spouse.
(6)  Includes  options to purchase 933 shares of common stock,  all of which are fully vested.
(7)  Includes options to purchase 1,519 shares of common stock, all of which are fully vested.
(8)  Does not include  the  warrants  granted to the  Bosselmann  Group  (Rainer
     Bosselmann  is a principal  of the  Bosselmann  Group) to purchase  180,000 shares of the Company  common stock at the price of $7.75 per share.  These warrants can only be  exercised in the event that the Company  Stockholders approve the Private Placement and the Private Placement is consummated.
(9)  Includes options to purchase 666 shares of common stock, all of which shall vest on April 4, 2003.

                                      -24-

                                 PROPOSAL NO. 2

             APPROVAL OF THE AMENDMENT TO THE 2001 STOCK OPTION PLAN

INTRODUCTION

            We are asking you to approve an  amendment  to our 2001 Stock Option
Plan,  to  increase  the total  number of shares of common  stock  reserved  for issuance  under the Stock  Option  Plan to  250,000  shares  (the  "Option  Plan
Amendment").

            As of the Record  Date,  33,333  shares were  reserved  for issuance under the 2001 Stock Option Plan,  of which 23,333  options were  available  for grant and 10,000 options were issued and outstanding.

            Since the Option Plan  Amendment is a condition to the  consummation of the Private Placement, the Board of Directors believes it is in the Company's and its  Stockholders'  best  interests  to approve the Option  Plan  Amendment.
Pursuant to the Option Plan Amendment,  the Company would be able to utilize the increase in the number of options available to make acquisitions.

            The following is a brief summary of the 2001 Stock Option Plan.  The description  contained  below in this proxy  should be reviewed  carefully.  The
Summary is  qualified  by  reference  to the 2001 Stock  Option  Plan,  which is attached hereto as Appendix B.

DESCRIPTION OF THE 2001 STOCK OPTION PLAN

            In August 2001, the Board of Directors  adopted and the Stockholders approved the 2001 Stock Option Plan.  The 2001 Stock Option Plan was  authorized to issue  options to purchase a maximum of 33,333  shares of common  stock.  The maximum  number of shares may be  adjusted  in certain  events,  such as a stock split,  reorganization or  recapitalization.  Employees  (including officers and
Directors who are employees) of the Company or its  subsidiaries are eligible to receive  incentive  stock  options.  In the event  incentive  stock  options are granted, the aggregate fair market value of the common stock issuable under such options for each optionee during any calendar year cannot exceed $100,000.  This limit does not apply to non-qualified  options.  To the extent that an incentive stock  option  exceeds the $100,000  threshold,  the excess will be treated as a non-qualified option.

            The Company will receive no monetary  consideration for the grant of options  under the 2001 Stock  Option Plan.  In the case of an  incentive  stock option, the exercise price cannot be less than the fair market value (as defined in the 2001 Stock  Option  Plan) of the  common  stock on the date the option is granted.  If the optionee is a Stockholder who beneficially  owns 10% or more of the outstanding  common stock, the exercise price of incentive stock options may not be less than 110% of the fair market value of the common stock.  The term of

                                      -25

an option cannot exceed ten years;  provided,  however, that the term of options granted  to owners  of 10% or more of the  outstanding  shares  of common  stock cannot exceed five years.

            The 2001  Stock  Option  Plan will  terminate  automatically  and no options may be granted after July 19, 2011 (the "Termination  Date");  provided, however,  that the 2001  Stock  Option  Plan may be  terminated  by the Board of
Directors at any time prior to the  Termination  Date.  Termination  of the 2001
Stock  Option  Plan  will not  affect  options  that were  granted  prior to the
Termination Date.

            As of January 31, 2003,  there were 10,000 options granted under the
2001 Stock Option Plan.

            No options to purchase  shares of common stock were exercised by any of the Named  Executive  Officers during the fiscal year ended January 31, 2003.
The Named Executive Officers received grants of stock options in the fiscal year ended  January  31,  2003 as listed in the table  below.  During the fiscal year ended  January 31,  2003,  options to purchase  shares of common stock have been granted  pursuant  to the 2001  Stock  Option  Plan to (i) the  Named  Executive
Officers and (ii) Non-Executive Officer Employees as set forth below.

Name And Position                             Dollar Value ($)       Number Of Units
-----------------                             ----------------       ---------------

Michael H. Figoff                                                         2,000
Chief Executive Officer and
President

Wayne Conner                                                              2,000
Vice President of Engineering

Dale Livingston                                                           2,000
Vice President of Operations

Craig Montesanti                                                          2,000
Vice President of Finance

Named Executive Officers                                                  8,000(1)

Non-Executive Director Group

Non-Executive Officer Employee Group                                      2,000(2)

                                      -26-

------------------------
(1)   The  number of units  for the  Named  Executive  Officers  represents  the aggregate  number of units for  Messrs.  Figoff,  Conner,  Livingston  and
      Montesanti.
(2)   Options granted to Sandy Yoshisato.

            If  approved,  the Option Plan  Amendment  would  increase the total number of shares of common  stock  reserved  for  issuance  under the 2001 Stock
Option Plan to 250,000 shares.

ADMINISTRATION

            The 2001  Stock  Option  Plan is  administered  by the Stock  Option
Committee  (the  "Committee").  The Committee  selects the optionees who will be granted  options to purchase  shares of common stock under the 2001 Stock Option
Plan and,  subject to the  provisions of the 2001 Stock Option Plan,  determines the terms and  conditions  and number of shares of common stock  subject to each such option.  The  Committee  also makes any other  determinations  necessary or
advisable  for  the   administration   of  the  2001  Stock  Option  Plan.   The
determinations by the Committee are final and conclusive. The options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly  compensated  officers that are intended to qualify as performance  based compensation  under Section 162(m) of the United States Internal Revenue Code of
1986,  as amended (the  "Code") may only be granted by a stock option  committee comprised of two or more  directors who are  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3 of the  Securities  and Exchange  Act of 1934,  as
amended) and "Outside  Directors" (as such term is defined in Rule 162(m) of the
Code).  Options  granted  under the 2001 Stock Option Plan shall vest and become exercisable at such times as shall be determined by the Committee.

OPTIONS

            Upon the grant of an option to purchase shares of common stock under the 2001 Stock Option Plan,  the Committee  will fix the number of shares of the
Company's  common stock that the optionee  may  purchase  upon  exercise of such option and the price at which the shares may be purchased,  subject to the terms of the 2001  Stock  Option  Plan.  Payment of the  exercise  price for shares of common  stock  subject  to options  may be made with  cash,  check or such other instrument  as may be  acceptable  to the  Company.  Full  payment for shares of common stock exercised must be made at the time of exercise.

FEDERAL INCOME TAX CONSEQUENCES

            INCENTIVE  STOCK OPTIONS.  Incentive stock options granted under the
2001 Stock Option Plan are intended to be "incentive  stock  options" as defined by Section 422 of the Code. Under present law, the grantee of an incentive stock option will not  realize  taxable  income upon the grant or the  exercise of the incentive  stock option and the Company will not receive an income tax deduction at either  such time.  If the  grantee  does not sell the shares  acquired  upon

                                      -27-

exercise of an  incentive  stock  option  within  either (i) two years after the grant of the incentive  stock option or (ii) one year after the date of exercise of the  incentive  stock option,  the gain upon a subsequent  sale of the shares will be taxed as long-term  capital gain.  If the grantee,  within either of the above  periods,  disposes of the shares  acquired upon exercise of the incentive stock option,  the grantee will recognize as ordinary  income an amount equal to the lesser of (i) the gain realized by the grantee upon such disposition or (ii)
the  difference  between the  exercise  price and the fair  market  value of the shares on the date of exercise.  In such event, the Company would be entitled to a corresponding  income tax deduction equal to the amount recognized as ordinary income  by the  grantee.  The gain in excess of such  amount  recognized  by the grantee  as  ordinary  income  would  be taxed as a  long-term  capital  gain or short-term  capital  gain  (subject  to  the  holding  period  requirements  for long-term or short-term capital gain treatment). Pursuant to the Code, Incentive
Stock  options will not be  permitted to be granted  under the 2001 Stock Option
Plan following July 19, 2011.

            Unless the shares  subject to an incentive  stock option are subject to a risk of forfeiture at the time the option is exercised, the exercise of the incentive  stock  option will  result in the excess of the  stock's  fair market value on the date of exercise  over the  exercise  price  being  included in the optionee's  alternative  minimum  taxable  income  ("AMTI").  If the  shares are subject to a risk of forfeiture and are  nontransferable,  the excess  described above will be included in AMTI when the risk of forfeiture  lapses or the shares become  transferable,  whichever  occurs sooner.  Liability for the  alternative minimum tax is complex and depends upon an  individual's  overall tax situation.
Before  exercising  an incentive  stock  option,  a grantee  should  discuss the possible  application  of the  alternative  minimum  tax with his tax advisor in order to determine the tax's impact.

            NON-QUALIFIED STOCK OPTIONS.  Upon exercise of a non-qualified stock option  granted  under the 2001 Stock  Option Plan,  the grantee will  recognize ordinary income in an amount equal to the excess of the fair market value of the shares  received over the exercise price of such shares.  That amount  increases the  grantee's  basis in the stock  acquired  pursuant  to the  exercise  of the non-qualified  option.  Upon a  subsequent  sale of the stock,  the grantee will incur short-term or long-term gain or loss depending upon his holding period for the shares and upon the shares'  subsequent  appreciation or depreciation in the value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's  exercise of the option.

            SUMMARY OF TAX CONSEQUENCES. The foregoing outline is no more than a summary of the federal income tax provisions  relating to the grant and exercise of options and stock  appreciation  rights  under the 2001 Stock Option Plan and the sale of  shares  acquired  under  the 2001  Stock  Option  Plan.  Individual
circumstances  may  vary  these  results.   The  federal  income  tax  laws  and
regulations are constantly being amended,  and each participant should rely upon his own tax counsel for advice  concerning  the  federal  income tax  provisions applicable to the 2001 Stock Option Plan.

                                      -28-

REQUIRED APPROVAL BY STOCKHOLDER

            Approval of the Option Plan Amendment described in this Proposal No.
2 requires the affirmative vote of a majority of the total votes cast by holders of the  outstanding  shares of common stock present in person or  represented by proxy at the Special Meeting and entitled to vote at the meeting.

            The  Company has been  informed  by Steel  Partners  II,  L.P.,  who
beneficially   owns  175,840  shares,   representing   35.6%  of  the  Company's
outstanding common stock, that they intend to vote in favor of Proposal No. 2.

            If the  Option  Plan  Amendment  is  approved  by  the  Stockholders
(Proposal  2), but the  issuance of the Private  Placement  Common  Stock in the
Private Placement  (Proposal 1) is not approved by the Stockholders,  the Option
Plan Amendment  will not be implemented  and no increase to the number of shares of common  stock  reserved  for  issuance  under the 2001 Stock Option Plan will result.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS INCLUDED IN PROPOSAL
NO. 2 AND BELIEVES  THAT THEY ARE FAIR TO, AND IN THE BEST  INTERESTS OF, US AND
OUR STOCKHOLDERS. THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                                      -29-

                                  OTHER MATTERS

            The  Company   knows  of  no  other   matters  to  be  submitted  to
Stockholders  at the  meeting.  If any other  matters  properly  come before the meeting,  it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS
PUROFLOW INCORPORATED

______________, 2003

                                      -30-

                              PUROFLOW INCORPORATED

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

            The  undersigned  hereby  appoints  ____________________,  or any of them, proxies and attorneys-in-fact, with full power of substitution to each, on behalf and in the name of the  undersigned  (i) to attend the Special Meeting of
Stockholders  of  Puroflow   Incorporated   (the  "Company"),   to  be  held  on
_______________,  at ___ a.m., local time, at ________,  and any postponement or adjournment thereof, and (ii) to vote on all matters set forth in the Notice and the Proxy Statement on the reverse side.

            The undersigned hereby revokes any proxy or proxies heretofore given and  acknowledges  receipt of a copy of the Notice of Special  Meeting and Proxy
Statement, both dated January __, 2003.

            THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC  DIRECTIONS
HEREIN GIVEN.  IN THE ABSENCE OF SUCH  INDICATION,  THIS PROXY WILL BE VOTED FOR
PROPOSAL NO. 1, FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXY HOLDER ON
ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY  POSTPONEMENT
OR ADJOURNMENT OF THE MEETING.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE         SEE REVERSE
   SIDE                       SIDE                                SIDE

        PROPOSAL NO. 1: ISSUANCE AND SALE OF NON-REGISTERED COMMON STOCK

            The approval of the issuance and sale by the Company,  pursuant to a private  placement,  of between 1.3  million  and 2.6  million of the  Company's non-registered  shares of  common  stock at the price of $7.75 per share as more fully described in the proxy materials.

               FOR ( )                   AGAINST ( )             ABSTAIN ( )

       PROPOSAL NO. 2: ADOPTION OF AMENDMENT TO THE 2001 STOCK OPTION PLAN

            The adoption of an amendment to the Company's 2001 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the
Stock Option Plan to 250,000.

               FOR ( )                   AGAINST ( )             ABSTAIN ( )

                                      -31-

            The undersigned acknowledges receipt of a Notice and Proxy Statement regarding the foregoing matters.

Dated:
        --------------------------              --------------------------------
                                                Signature of Stockholder

                                                --------------------------------
                                                PLEASE PRINT NAME

Dated:
        --------------------------              --------------------------------
                                                Signature of Stockholder

                                                --------------------------------
                                                PLEASE PRINT NAME

I plan to attend the meeting:  Yes ___    No ___

                STOCKHOLDERS SHOULD SIGN THIS PROXY PROMPTLY AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.

                     PLEASE RETURN BOTH PAGES OF THIS PROXY.

            Sign exactly as your name(s) appears on the stock certificate(s).  A corporation  is requested to sign its name by its President or other  authorized officer, with the office held designated. Executors,  administrators,  trustees, etc.,  are  requested to so indicate  when signing.  If a stock  certificate  is registered in two names or held as joint tenants or as community property,  both interested persons should sign.

                                      -32-

                                                                      APPENDIX A

                               [FAIRNESS OPINION]

                                      -33-

                                                                      APPENDIX B

                              PUROFLOW INCORPORATED

                             2001 STOCK OPTION PLAN

            1.   PURPOSE OF THE PLAN.

                 This 2001 Stock  Option  Plan (the  "Plan") is  intended  as an incentive,  to retain in the employ of and as directors,  officers,  consultants and advisors to PUROFLOW  INCORPORATED,  a Delaware  corporation (the "Company")
and any  Subsidiary of the Company,  within the meaning of Section 424(f) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, officers, consultants  and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                 It is further intended that certain options granted pursuant to the Plan shall constitute  incentive stock options within the meaning of Section
422 of the Code (the  "Incentive  Options")  while certain other options granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

                 The Company intends that the Plan meet the requirements of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

            2.   Administration of the Plan.

                 The Board of  Directors  of the  Company  (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority  to  designate  recipients  of  Options,  to  determine  the terms and

                                      -34-

conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

                 Subject to the  provisions  of the Plan,  the  Committee  shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other  determinations  necessary or advisable for the administration of the Plan and  shall  correct  any  defects  or  supply  any  omission  or  reconcile  any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the  Committee  deems  desirable to carry into effect the
Plan or any Options.  The act or  determination  of a majority of the  Committee shall be the act or  determination  of the Committee and any decision reduced to writing  and  signed  by all of the  members  of the  Committee  shall  be fully effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions of the Plan,  any action taken or  determination  made by the
Committee  pursuant  to  this  and the  other  Sections  of the  Plan  shall  be conclusive on all parties.

                 In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant,  award or other  acquisition under the Plan of Options or Stock as  hereinafter  defined does not consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

            3.   Designation of Optionees.

                 The  persons   eligible  for   participation  in  the  Plan  as
recipients of Options (the "Optionees")  shall include  employees,  officers and directors of, and  consultants  and advisors to, the Company or any  Subsidiary;
provided that Incentive  Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Optionees,  and in determining the number of shares to be covered by each Option  granted to  Optionees,  the  Committee  may consider  the  office  or  position  held  by the  Optionee  or  the  Optionee's relationship to the Company,  the Optionee's  degree of  responsibility  for and contribution  to the growth and  success of the Company or any  Subsidiary,  the
Optionee's length of service,  age, promotions,  potential and any other factors that the  Committee may consider  relevant.  An Optionee who has been granted an
Option  hereunder  may be  granted  an  additional  Option  or  Options,  if the
Committee shall so determine.

                                      -35-

            4.   STOCK RESERVED FOR THE PLAN.

                 Subject to adjustment as provided in Section 7 hereof,  a total of 33,333  shares of the Company's  Common Stock,  $.01 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar  year shall not exceed  13,333,  and the method of counting such shares shall conform to any requirements  applicable to performance-based  compensation under Section  162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares,  treasury shares or previously issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the
Plan  shall  cease to be  reserved  for the  purposes  of the  Plan,  but  until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an Option be reduced for any reason,  the shares of Stock theretofore  subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

            5.   TERMS AND CONDITIONS OF OPTIONS.

                 Options  granted  under  the  Plan  shall  be  subject  to  the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)  OPTION  PRICE.  The  purchase  price  of each  share  of  Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified  Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 7 below.  "Fair  Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the

                                      -36-

NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

            (b)  Option  Term.  The  term of each  Option  shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

            (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee.

                 Upon the  occurrence  of a "Change in Control" (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

            For  purposes  of the Plan,  a Change in Control  shall be deemed to have occurred if:

                                    (i) a tender  offer (or  series  of  related
                        offers) shall be made and  consummated for the ownership
                        of 50% or more of the outstanding  voting  securities of
                        the  Company,  unless as a result of such  tender  offer
                        more than 50% of the  outstanding  voting  securities of
                        the surviving or resulting corporation shall be owned in
                        the aggregate by the  shareholders of the Company (as of
                        the time  immediately  prior to the commencement of such
                        offer),  any employee benefit plan of the Company or its
                        Subsidiaries, and their affiliates;

                                    (ii)  the   Company   shall  be   merged  or
                        consolidated  with  another  corporation,  unless  as  a
                        result of such merger or consolidation  more than 50% of

                                      -37-

                        the  outstanding  voting  securities of the surviving or
                        resulting corporation shall be owned in the aggregate by
                        the   shareholders  of  the  Company  (as  of  the  time
                        immediately  prior to such  transaction),  any  employee
                        benefit  plan of the  Company or its  Subsidiaries,  and
                        their affiliates;

                                    (iii) the Company  shall sell  substantially
                        all of its  assets to  another  corporation  that is not
                        wholly owned by the Company,  unless as a result of such
                        sale more than 50% of such assets  shall be owned in the
                        aggregate by the  shareholders of the Company (as of the
                        time  immediately  prior  to  such   transaction),   any
                        employee benefit plan of the Company or its Subsidiaries
                        and their affiliates; or

                                    (iv)  a  Person  (as  defined  below)  shall
                        acquire 50% or more of the outstanding voting securities
                        of   the   Company   (whether   directly,    indirectly,
                        beneficially  or of record),  unless as a result of such
                        acquisition  more  than  50% of the  outstanding  voting
                        securities  of the  surviving or  resulting  corporation
                        shall be owned in the aggregate by the  shareholders  of
                        the  Company  (as of the time  immediately  prior to the
                        first  acquisition  of such  securities by such Person),
                        any  employee   benefit  plan  of  the  Company  or  its
                        Subsidiaries, and their affiliates.

                 For  purposes  of  this  Section  5(c),   ownership  of  voting
securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

            (d) METHOD OF EXERCISE.  Options to the extent then  exercisable may be exercised in whole or in part at any time during the option period, by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such

                                      -38-

exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon  exercise  of an Option at such time as the  Optionee  has given written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

            (e) NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified  Option to (i) a trust for the benefit of the Optionee or (ii)
a member of the Optionee's immediate family (or a trust for his or her benefit).
Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject to  execution,  attachment  or  similar  process,  any  Option  contrary  to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

            (f)  TERMINATION  BY  DEATH.  Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration  of the stated  term of such  Option as  provided  under the Plan,  whichever  period is shorter.

            (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 60 days after the date of such  termination  of  employment  or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the  Optionee  dies  within such 60-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such
Option, whichever period is shorter.

            (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised after 60 days after the date of such  termination of employment

                                      -39-

or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the Optionee dies within such 60-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter.

                 For purposes of this  paragraph (h) "Normal  Retirement"  shall mean  retirement  from active  employment  with or service to the Company or any
Subsidiary on or after the normal  retirement  date  specified in the applicable
Company or  Subsidiary  pension  plan or if no such  pension  plan,  age 65, and
"Early  Retirement" shall mean retirement from active employment with or service to the Company or any Subsidiary pursuant to the early retirement  provisions of the  applicable  Company or Subsidiary  pension plan or if no such pension plan, age 55.

            (i) OTHER TERMINATION. Unless otherwise determined by the Committee, if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates  for any  reason  other  than  death,  Disability  or Normal or Early
Retirement, the Option shall thereupon terminate, except that the portion of any
Option that was  exercisable  on the date of such  termination  of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such  Option's  term if the  Optionee's  employment or service with  the  Company  or any  Subsidiary  is  terminated  by the  Company  or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the  Company  to the employ of or service to a  Subsidiary,  or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

            (j) LIMIT ON VALUE OF INCENTIVE  OPTION.  The aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (k) INCENTIVE  OPTION SHARES.  A grant of an Incentive  Option under this Plan shall  provide that (a) the Optionee  shall be required as a condition of the exercise to furnish to the Company any payroll  (employment) tax required to be withheld,  and (b)if the Optionee makes a disposition,  within the meaning of Section 424(c) of the Code and  regulations  promulgated  thereunder,  of any share or shares of Stock  issued to him upon  exercise  of an  Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such  disposition,  notify the Company thereof and immediately  deliver to the  Company any amount of United  States  federal,  state and local  income tax withholding required by law.

            6.   TERM OF PLAN.

                 No Option  shall be  granted  pursuant  to the Plan on or after
July 19, 2011, but Options theretofore granted may extend beyond that date.

                                      -40-

            7.   CAPITAL CHANGE OF THE COMPANY.

                 In the  event  of any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.

            8.   PURCHASE FOR INVESTMENT.

                 Unless the  Options  and  shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.   TAXES.

                 The   Company  may  make  such   provisions   as  it  may  deem
appropriate,  consistent  with  applicable  law, in connection  with any Options granted under the Plan with respect to the  withholding of any taxes  (including income or employment taxes) or any other tax matters.

            10.  EFFECTIVE DATE OF PLAN.

                 The Plan shall be effective on July 19, 2001,  provided however that the Plan shall  subsequently  be approved by majority vote of the Company's stockholders not later than July 18, 2002.

            11.  AMENDMENT AND TERMINATION.

                 The Board may amend,  suspend,  or terminate  the Plan,  except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made which,  without the approval of the stockholders of the Company would:

                                      -41-

            (a)   materially  increase  the number of shares  that may be issued under the Plan, except as is provided in Section 7;

            (b)   materially  increase  the benefits  accruing to the  Optionees under the Plan;

            (c)   materially  modify  the  requirements  as to  eligibility  for participation in the Plan;

            (d)   decrease  the exercise  price of an  Incentive  Option to less than 100% of the Fair  Market  Value per share of Stock on the date of grant thereof or the exercise  price of a Nonqualified
                  Option to less than 80% of the Fair Market  Value per share of
                  Stock on the date of grant thereof; or

            (e)   extend  the term of any Option  beyond  that  provided  for in
                  Section 5(b).

                  The  Committee  may amend the terms of any Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

            12.   GOVERNMENT REGULATIONS.

                  The Plan, and the grant and exercise of Options hereunder, and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            13.   GENERAL PROVISIONS.

            (a)  CERTIFICATES.  All  certificates  for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other requirements of the Commission,  or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or  interdealer  quotation  system upon which the Stock is then listed or traded and the  Committee  may  cause a legend  or  legends  to be  placed  on any such certificates to make appropriate reference to such restrictions.

            (b)  EMPLOYMENT  MATTERS.  The adoption of the Plan shall not confer upon any  Optionee  of the  Company  or any  Subsidiary  any right to  continued
employment or, in the case of an Optionee who is a director,  continued  service as a director,  with the Company or a Subsidiary,  as the case may be, nor shall

                                      -42-

it  interfere  in any way with the right of the  Company  or any  Subsidiary  to terminate  the  employment  of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

            (c)  LIMITATION  OF  LIABILITY.  No  member  of  the  Board  or  the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

            (d)  REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan,  no Option  may be  exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                           PUROFLOW INCORPORATED
                                           July 19, 2001

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